UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2005

CYOP SYSTEMS INTERNATIONAL INCORPORATED

(Formerly Triple 8 Development Corporation)

(Exact name of registrant as specified in its charter)

Nevada

(State of Incorporation)

000-32355

(Commission File Number)

98-0222927

(I.R.S. Employer Identification Number)

Unit A

149 South Reeves Drive

Beverly Hills, California

90212

(Address of principal executive offices, including zip code)

(310) 248-4860

(Registrant's telephone Number, including area code)

(604) 677-5318

(Registrant’s Fax Number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 22, 2005, the reporting issuer announced the appointment of Randy Peterson to the Board of Directors of the Company and his appointment to the audit committee as a disinterested director.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

March 8, 2005

CYOP SYSTEMS INTERNATIONAL INCORPORATED

Per: /s/ Mitch White ------------------------------------ Mitch White, Chairman, CEO and Director